                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE NOVEMBER 15, 1999

I.  RECONCILIATION OF COLLECTION ACCOUNT:
-----------------------------------------

      End of Period Collection Account Balance as of Prior Payment Date:                               948,408.94
      Available Funds:
        Contract Payments due and received in this period                                            4,271,058.72
        Contract Payments due in prior period(s) and received in this period                           364,337.55
        Contract Payments received in this period for next period                                      236,720.67
        Sales, Use and Property Tax payments received                                                   63,562.17
        Prepayment Amounts related to early termination in this period                                 984,778.43
        Servicer Advance                                                                               743,845.97
        Proceeds received from recoveries on previously Defaulted Contracts                                  0.00
        Transfer from Reserve Account                                                                   11,099.59
        Interest earned on Collection Account                                                           19,597.36
        Interest earned on Affiliated Account                                                              856.38
        Proceeds from repurchase of Contracts per Contribution and Servicing
          Agreement Section 5.03                                                                             0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01
          (Substituted contract < Predecessor contract)                                                      0.00
        Amounts paid under insurance policies                                                                0.00
        Maintenance, Late Charges and any other amounts                                                 56,541.14

                                                                                                  ----------------
      Total Available Funds                                                                          7,700,806.92
      Less: Amounts to be Retained in Collection Account                                               843,245.32
                                                                                                  ----------------
      AMOUNT TO BE DISTRIBUTED                                                                       6,857,561.60
                                                                                                  ================


      DISTRIBUTION OF FUNDS:
      ----------------------
        1.  To Trustee -  Fees                                                                               0.00
        2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
              Advances                                                                                 364,337.55
        3.  To Noteholders (For Servicer Report immediately following the
              Final Additional Closing Date)
                        a) Class A1 Principal and Interest                                           4,447,220.30
                        a) Class A2 Principal (distributed after A1 Note
                             matures) and Interest                                                     195,000.00
                        a) Class A3 Principal (distributed after A2 Note
                             mature) and Interest                                                      325,520.00
                        a) Class A4 Principal (distributed after A3 Note
                             matures) and Interest                                                     219,862.50
                        a) Class A5 Principal (distributed after A4 Note
                             mature) and Interest                                                      234,054.83
                        b) Class B Principal and Interest                                               93,169.75
                        c) Class C Principal and  Interest                                             188,115.94
                        d) Class D Principal and Interest                                              127,647.84
                        e) Class E Principal and Interest                                              171,606.28

        4.  To Reserve Account for Requirement per Indenture Agreement
              Section 3.08                                                                                   0.00
        5.  To Issuer - Residual  Principal and Interest and Reserve Account
              Distribution
                        a) Residual Interest (Provided no Restricting or
                             Amortization Event in effect)                                             101,463.59
                        b) Residual Principal (Provided no Restricting or
                             Amortization Event in effect)                                             147,873.82
                        c) Reserve Account Distribution (Provided no Restricting
                             or Amortization Event in effect)                                           11,099.59
        6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
              and Any Other Amounts                                                                    140,557.05
        7.  To Servicer, Servicing Fee and other Servicing Compensations                                90,032.56
                                                                                                  ----------------
      TOTAL FUNDS DISTRIBUTED                                                                        6,857,561.60
                                                                                                  ================

                                                                                                  ----------------
      End of Period Collection Account Balance {Includes Payments in Advance &
        Restricting Event Funds (if any)}                                                              843,245.32
                                                                                                  ================

II. RESERVE ACCOUNT
-------------------

Beginning Balance                                                                                   $2,511,821.93
      - Add Investment Earnings                                                                         11,099.59
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                       0.00
      - Less Distribution to Certificate Account                                                        11,099.59
                                                                                                  ----------------
End of period balance                                                                               $2,511,821.93
                                                                                                  ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                          $2,511,821.93
                                                                                                  ================

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE NOVEMBER 15, 1999


III.   CLASS A NOTE PRINCIPAL BALANCE
-------------------------------------
Beginning Principal Balance of the Class A Notes
                              Pool A                                                          169,706,014.45
                              Pool B                                                           41,551,175.63
                                                                                           ------------------
                                                                                                                   211,257,190.08
Class A Overdue Interest, if any                                                                        0.00
Class A Monthly Interest - Pool A                                                                 882,784.78
Class A Monthly Interest - Pool B                                                                 216,142.88

Class A Overdue Principal, if any                                                                       0.00
Class A Monthly Principal - Pool A                                                              3,117,922.95
Class A Monthly Principal - Pool B                                                              1,204,807.02
                                                                                           ------------------
                                                                                                                     4,322,729.97
Ending Principal Balance of the Class A Notes
                              Pool A                                                          166,588,091.50
                              Pool B                                                           40,346,368.61
                                                                                           ------------------   ------------------
                                                                                                                   206,934,460.11
                                                                                                                ==================

-------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $221,020,000    Original Face $221,020,000      Balance Factor
$      4.97                   $                     19.56            93.627029%
-------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE
------------------------------------

Beginning Principal Balance of the Class A Notes
                              Class A1                                                         25,237,190.08
                              Class A2                                                         40,000,000.00
                              Class A3                                                         62,400,000.00
                              Class A4                                                         41,000,000.00
                              Class A5                                                         42,620,000.00
                                                                                           ------------------

Class A Monthly Interest                                                                                           211,257,190.08
                              Class A1 (Actual Number Days/360)                                   124,490.33
                              Class A2                                                            195,000.00
                              Class A3                                                            325,520.00
                              Class A4                                                            219,862.50
                              Class A5                                                            234,054.83
                                                                                           ------------------

Class A Monthly Principal
                              Class A1                                                          4,322,729.97
                              Class A2                                                                  0.00
                              Class A3                                                                  0.00
                              Class A4                                                                  0.00
                              Class A5                                                                  0.00
                                                                                           ------------------
                                                                                                                     4,322,729.97
Ending Principal Balance of the Class A2 Notes
                              Class A1                                                         20,914,460.11
                              Class A2                                                         40,000,000.00
                              Class A3                                                         62,400,000.00
                              Class A4                                                         41,000,000.00
                              Class A5                                                         42,620,000.00
                                                                                           ------------------   ------------------
                                                                                                                   206,934,460.11
                                                                                                                ==================

Class A1
-------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $35,000,000     Original Face $35,000,000       Balance Factor
$        3.56                 $                   123.51             59.755600%
-------------------------------------------------------------------------------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE NOVEMBER 15, 1999


V.    CLASS B NOTE PRINCIPAL BALANCE
------------------------------------

          Beginning Principal Balance of the Class B Notes
                                                    Pool A                                          2,893,193.42
                                                    Pool B                                            708,376.12
                                                                                                  ---------------
                                                                                                                    3,601,569.54

          Class B Overdue Interest, if any                                                                  0.00
          Class B Monthly Interest - Pool A                                                            15,647.35
          Class B Monthly Interest - Pool B                                                             3,831.13
          Class B Overdue Principal, if any                                                                 0.00
          Class B Monthly Principal - Pool A                                                           53,152.45
          Class B Monthly Principal - Pool B                                                           20,538.82
                                                                                                  ---------------
                                                                                                                       73,691.27
          Ending Principal Balance of the Class B Notes
                                                    Pool A                                          2,840,040.97
                                                    Pool B                                            687,837.30
                                                                                                  --------------- ---------------
                                                                                                                    3,527,878.27
                                                                                                                  ===============


          ------------------------------------------------------------------------------
          Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
          Original Face $3,768,000      Original Face $3,768,000       Balance Factor
          $               5.17          $                    19.56            93.627343%
          ------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
------------------------------------
          Beginning Principal Balance of the Class C Notes
                                                    Pool A                                          5,787,187.62
                                                    Pool B                                          1,416,951.50
                                                                                                  ---------------
                                                                                                                    7,204,139.12

          Class C Overdue Interest, if any                                                                  0.00
          Class C Monthly Interest - Pool A                                                            32,721.72
          Class C Monthly Interest - Pool B                                                             8,011.68
          Class C Overdue Principal, if any                                                                 0.00
          Class C Monthly Principal - Pool A                                                          106,304.91
          Class C Monthly Principal - Pool B                                                           41,077.63
                                                                                                  ---------------
                                                                                                                      147,382.54
          Ending Principal Balance of the Class C Notes
                                                    Pool A                                          5,680,882.71
                                                    Pool B                                          1,375,873.87
                                                                                                  --------------- ---------------
                                                                                                                    7,056,756.58
                                                                                                                  ===============


          ------------------------------------------------------------------------------
          Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
          Original Face $7,537,000      Original Face $7,537,000       Balance Factor
          $                5.40         $                    19.55            93.628189%
          ------------------------------------------------------------------------------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE NOVEMBER 15, 1999


VII.  CLASS D NOTE PRINCIPAL BALANCE
------------------------------------

          Beginning Principal Balance of the Class D Notes
                                              Pool A                                             3,857,591.25
                                              Pool B                                               944,501.49
                                                                                             -----------------
                                                                                                                     4,802,092.74

          Class D Overdue Interest, if any                                                               0.00
          Class D Monthly Interest - Pool A                                                         23,611.67
          Class D Monthly Interest - Pool B                                                          5,781.14
          Class D Overdue Principal, if any                                                              0.00
          Class D Monthly Principal - Pool A                                                        70,869.94
          Class D Monthly Principal - Pool B                                                        27,385.09
                                                                                             -----------------
                                                                                                                        98,255.03
          Ending Principal Balance of the Class D Notes
                                              Pool A                                             3,786,721.31
                                              Pool B                                               917,116.40
                                                                                             -----------------   -----------------
                                                                                                                     4,703,837.71
                                                                                                                 =================


          ------------------------------------------------------------------------------
          Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
          Original Face $5,024,000      Original Face $5,024,000       Balance Factor
          $              5.85           $                    19.56            93.627343%
          ------------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE
------------------------------------
          Beginning Principal Balance of the Class E Notes
                                              Pool A                                             4,823,590.56
                                              Pool B                                             1,181,025.37
                                                                                             -----------------
                                                                                                                     6,004,615.93

          Class E Overdue Interest, if any                                                               0.00
          Class E Monthly Interest - Pool A                                                         39,191.67
          Class E Monthly Interest - Pool B                                                          9,595.83
          Class E Overdue Principal, if any                                                              0.00
          Class E Monthly Principal - Pool A                                                        88,587.42
          Class E Monthly Principal - Pool B                                                        34,231.36
                                                                                             -----------------
                                                                                                                       122,818.78
          Ending Principal Balance of the Class E Notes
                                              Pool A                                             4,735,003.14
                                              Pool B                                             1,146,794.01
                                                                                             -----------------   -----------------
                                                                                                                     5,881,797.15
                                                                                                                 =================


          ------------------------------------------------------------------------------
          Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
          Original Face $6,282,000      Original Face $6,282,000       Balance Factor
          $              7.77           $                    19.55            93.629372%
          ------------------------------------------------------------------------------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE NOVEMBER 15, 1999


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
----------------------------------------

          Beginning Residual Principal Balance
                                          Pool A                                           5,797,725.93
                                          Pool B                                           1,419,496.89
                                                                                        ----------------
                                                                                                                  7,217,222.82

          Residual Interest - Pool A                                                          81,507.47
          Residual Interest - Pool B                                                          19,956.12
          Residual Principal - Pool A                                                        106,659.26
          Residual Principal - Pool B                                                         41,214.56
                                                                                        ----------------
                                                                                                                    147,873.82
          Ending Residual Principal Balance
                                          Pool A                                           5,691,066.67
                                          Pool B                                           1,378,282.33
                                                                                        ----------------      -----------------
                                                                                                                  7,069,349.00
                                                                                                              =================

X.    PAYMENT TO SERVICER
-------------------------

           - Collection period Servicer Fee                                                                          90,032.56
           - Servicer Advances reimbursement                                                                        364,337.55
           - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                        140,557.05
                                                                                                              -----------------
          Total amounts due to Servicer                                                                             594,927.16
                                                                                                              =================

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE NOVEMBER 15, 1999



XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                               192,865,303.26

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              3,543,496.94

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                   -----------------
            ending of the related Collection Period                                                                  189,321,806.32
                                                                                                                   =================

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                          2,903,330.47

             - Principal portion of Prepayment Amounts                                                  640,166.47

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                    0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00

                                                                                                    ---------------
                                        Total Decline in Aggregate Discounted Contract Balance        3,543,496.94
                                                                                                    ===============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                47,221,527.01

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              1,369,254.47

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                   -----------------
            ending of the related Collection Period                                                                   45,852,272.54
                                                                                                                   =================

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                          1,030,468.50

             - Principal portion of Prepayment Amounts                                                  338,785.97

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                    0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00

                                                                                                    ---------------
                                        Total Decline in Aggregate Discounted Contract Balance        1,369,254.47
                                                                                                    ===============

                                                                                                                   -----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    235,174,078.86
                                                                                                                   =================

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE NOVEMBER 15, 1999


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

       POOL A                                                                                                   Predecessor
                                                                                Discounted        Predecessor   Discounted
       Lease #              Lessee Name                                         Present Value     Lease #       Present Value
       ----------------------------------------------------------------         ----------------  ------------  --------------------
                            NONE











                                                                                ----------------                --------------------
                                                                       Totals:             $0.00                              $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                               $0.00
       b) ADCB OF POOL A AT CLOSING DATE                                                                            $201,135,070.09
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                            YES           NO     X
                                                                                                  -------       --------


       POOL B                                                                                                   Predecessor
                                                                                Discounted        Predecessor   Discounted
       Lease #              Lessee Name                                         Present Value     Lease #       Present Value
       ----------------------------------------------------------------         ----------------  ------------  --------------------
                            NONE









                                                                                ----------------                --------------------
                                                                       Totals:             $0.00                              $0.00


       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                               $0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                             $50,047,123.17
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
            RATING AGENCY APPROVES)                                                                                            0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180
       DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY
       PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                            YES           NO     X
                                                                                                  -------       --------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE NOVEMBER 15, 1999


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) &
       GENERAL RIGHTS (POOL B)

       POOL A - NON-PERFORMING                                                                                  Predecessor
                                                                                Discounted        Predecessor   Discounted
       Lease #              Lessee Name                                         Present Value     Lease #       Present Value
       ----------------------------------------------------------------         ----------------  ------------  --------------------
                            NONE











                                                                                ----------------                --------------------
                                                                       Totals:             $0.00                              $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                        $0.00
       b) ADCB OF POOL A AT CLOSING DATE                                                                            $251,182,193.26
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                            YES           NO     X
                                                                                                  -------       --------


       POOL B - GENERAL CONTRACT SUBSTITUTIONS RIGHTS                                                           Predecessor
                                                                                Discounted        Predecessor   Discounted
       Lease #              Lessee Name                                         Present Value     Lease #       Present Value
       ----------------------------------------------------------------         ----------------  ------------  --------------------
                            NONE









                                                                                ----------------                --------------------
                                                                       Totals:             $0.00                              $0.00


       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                               $0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                             $50,047,123.17
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL SUBSTITUTED                                                             0.0%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180
       DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY
       PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                            YES           NO     X
                                                                                                  -------       --------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE NOVEMBER 15, 1999



XV.    POOL PERFORMANCE MEASUREMENTS
------------------------------------


1.          AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                             TOTAL OUTSTANDING CONTRACTS
     This Month                              5,716,866.36       This Month                   235,174,078.86
     1 Month Prior                           1,723,905.24       1 Month Prior                240,086,830.27
     2 Months Prior                             39,843.65       2 Months Prior               244,013,095.63

     Total                                   7,480,615.25       Total                        719,274,004.76

     a) 3 MONTH AVERAGE                      2,493,538.42       b) 3 MONTH AVERAGE           239,758,001.59

     c) a/b                                         1.04%


2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                  Yes            No           X
                                                                                                      -----------         ---------

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                        Yes            No           X
                                                                                                      -----------         ---------
     B. An Indenture Event of Default has occurred and is then continuing?                        Yes            No           X
                                                                                                      -----------         ---------

4.   Has a Servicer Event of Default occurred?                                                    Yes            No           X
                                                                                                      -----------         ---------


5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                             Yes            No           X
                                                                                                      -----------         ---------
     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
          or obligation not remedied within 90 days?                                              Yes            No           X
                                                                                                      -----------         ---------
     C. As of any Determination date, the sum of all defaulted contracts since
          the Closing date exceeds 6% of the ADCB on the Closing Date?                            Yes            No           X
                                                                                                      -----------         ---------




6.   Aggregate Discounted Contract Balance at Closing Date                                    Balance  $    251,182,193.26
                                                                                                      --------------------------


     DELINQUENT LEASE SUMMARY

            Days Past Due        Current Pool Balance        # Leases
            -------------        --------------------        --------

                  31 - 60                6,695,681.29              55

                  61 - 90                3,248,916.57              10

                 91 - 180                5,716,866.36              14